EXHIBIT 10.01
swissfirst
--------------------------------------------------------------------------------
swissfirst Bank AG

                               OTC Contract Note

Seller:                          Roche Holdings, Inc.
                                 Herrn M.F. Kohler

Buyer:                           swissfirst Bank AG
                                 Herrn T. Maag
                                 Fax 01 204 81 81

Number of Contracts:             50,000

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      December 18, 2001

Value Date:                      December 21, 2001

Expiration Date:                 June 21, 2002

Strike Price:                    USD 75.

Price Per Option:                USD 10.06

Total Premium:                   USD 503,000

Total Underlying Value:          USD 3,750,000

Payment Instructions:
--------------------------------------------------------------------------------
To be transmitted by telefax to swissfirst Bank AG:
                                                Telefax Number +4441-1-204 81 81
Acknowledged by: Roche Holdings, Inc.